UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02742)

Exact name of registrant as specified in charter:	Putnam Large Cap Value Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2022

Date of reporting period:	November 1, 2021 – October 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Large Cap Value Fund

Annual report
10 | 31 | 22

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PEYAX

Putnam
Large Cap Value
Fund

Annual report
10 | 31 | 22

Message from the Trustees

December 12, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, stocks and bonds have experienced losses, and U.S. gross domestic product has declined slightly. Persistent inflation has caused the U.S. Federal Reserve to raise interest rates, and it may maintain high interest rates in 2023 until inflation indicators move meaningfully lower.

While this environment is challenging, you can be confident that Putnam portfolio managers are working for you. Our teams are actively researching new and attractive investment opportunities for your fund while assessing risks.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Value-style investing is grounded in a basic concept: The stock market always offers something at a discount. Putnam Large Cap Value Fund Portfolio Managers Lauren DeMore and Darren Jaroch scour the universe of large companies, seeking attractively priced stocks of businesses that they believe are poised for positive change.

2 Large Cap Value Fund

Pursuing positive returns in all types of markets

For rolling five-year periods over the past 15 years, Putnam Large Cap Value Fund delivered a positive return 97% of the time.

A multidimensional approach to value investing

The fund targets a wider array of opportunities than many other large-cap value funds, with an emphasis on businesses that could enhance capital appreciation potential.

Large Cap Value Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/22. See above and pages 9–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 Large Cap Value Fund

How was the investing environment for the reporting period?

The 12-month reporting period was a very challenging time for financial markets. The performance of large-cap value stocks was negative, as measured by the Russell 1000 Value Index, the fund’s benchmark.

In the early months of the period, despite many macroeconomic challenges, stocks were resilient and ended 2021 with solid gains for a third consecutive year. In 2022, however, new challenges emerged. On February 24, Russia launched a large-scale invasion of Ukraine, rattling global financial markets. Stock market volatility surged and uncertainty grew over the conflict’s long-term impact.

At the same time, historically high inflation, and the efforts by central banks to tame it, became a significant headwind for financial markets. Inflation in the U.S. reached 40-year highs, and in March, the U.S. Federal Reserve began raising interest rates for the first time since 2018. It was the start of its most rapid interval of rate increases since the early 1980s, according to The Wall Street Journal. The Fed’s increase on November 2 brought the federal funds rate to a range of 3.75%–4.00%.

Large Cap Value Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 10/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Large Cap Value Fund

The period included many bouts of market volatility. For example, at the midpoint of the calendar year, the S&P 500 Index recorded its worst first half since 1970. In contrast, in October, the final month of the period, stocks rallied considerably and the Dow Jones Industrial Average delivered its best monthly performance since 1976.

Despite the volatility, there were bright spots for investors, including the news in late October that U.S. gross domestic product grew at a 2.6% annual rate in the third quarter after declining in the first half of the year. Also in October, many companies delivered better-than-expected earnings reports.

How did the fund perform in this environment?

The fund returned –2.99% for the 12-month reporting period, outperforming its benchmark, which returned –7.00%. The fund also outperformed the median return of –5.36% for funds in its Lipper peer group.

What were some stocks that helped the fund’s performance relative to the benchmark?

The top contributor to performance was McKesson. As a drug distributor, McKesson had exposure to litigation surrounding the opioid crisis. With those issues mostly settled, the market moved on to focusing on McKesson’s strategic priorities and the continued tailwind from the company’s pandemic-related contracts. McKesson’s core pharmaceuticals business is performing strongly with attractive cash flow generation. Also, the company has exposure to growing markets through its oncology and biopharma businesses.

Also among the top contributors was ConocoPhillips — one of the largest oil and gas exploration and production companies in North America. The stock rallied strongly on the back of a significant rise in crude oil prices. Conoco has been aggressive in its merger and acquisition activity over the past few years. This has consolidated its position in key Permian Basin assets and has allowed Conoco to extract and produce energy at lower costs. The sharp rise in oil prices helped improve Conoco’s profitability and cash flows, which makes strong shareholder returns via dividends and stock buybacks more likely, in our view.

What were some stocks that detracted from relative performance during the reporting period?

Among the top detractors was Charter Communications, which is one of the largest broadband providers in the United States. Charter, along with most other cable operators, struggled when demand declined more than expected after pandemic lockdowns were lifted. Investors were also concerned about competition from wireless broadband [5G], which we believe will present a further headwind to subscriber growth for Charter.

Citigroup was also a detractor from performance for the period. Along with most U.S. banks, it lagged the market meaningfully. The stock was pressured by headwinds facing all banks — less-than-stellar earnings results and a flattening yield curve, which raised concerns about a recession and the credit cycle. In addition, for Citigroup specifically, management announced return targets that were in line with expectations, but had a longer time frame than the market hoped for.

How did derivatives play a role in your strategy?

The fund employed forward currency contracts to hedge foreign exchange risk.

What is your outlook for the coming months?

We’ve clearly seen that inflation has broad implications for the global economy. As

Large Cap Value Fund 7

portfolio managers, we don’t try to predict the duration or magnitude of inflationary forces. However, we do focus on how inflation might impact the profitability of the companies we own. We aim to find companies that have pricing power — the ability to raise prices to cover their increased costs without negatively impacting demand. But we’re also mindful of instances where pricing power will be challenged.

Through careful portfolio construction and stress testing, we seek to manage the portfolio’s sensitivity to inflation as well as to interest-rate and bond-yield movements. With our risk management process, we work to keep the portfolio from meaningfully underperforming in a rising-rate environment. We also seek to manage interest-rate risk by maintaining a mix of holdings with varying interest-rate sensitivity.

We are closely monitoring market conditions and headwinds such as inflation and interest-rate hikes, while remaining cognizant of where we are in the economic cycle. Although investor sentiment has declined and stocks have sold off, we use continuous fundamental research to determine which companies are weathering the cycle and continue to offer attractive long-term potential.

Thank you both for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

The fund, which seeks capital growth and current income, increased its quarterly dividend rate for class A shares from $0.082 to $0.089 per share in September 2022. This adjustment reflects Putnam Management’s earnings expectations in the current market environment. Similar increases were made to other share classes.

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Large Cap Value Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 10/31/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (6/15/77)
Before sales charge	10.24%	11.79%	9.83%	11.02%	–2.99%
After sales charge	10.10	11.13	8.54	8.85	–8.57
Class B (9/13/93)
Before CDSC	10.05	11.12	9.01	10.19	–3.71
After CDSC	10.05	11.12	8.72	9.36	–8.24
Class C (2/1/99)
Before CDSC	10.10	11.12	9.01	10.18	–3.74
After CDSC	10.10	11.12	9.01	10.18	–4.64
Class R (1/21/03)
Net asset value	9.97	11.51	9.55	10.75	–3.24
Class R5 (7/2/12)
Net asset value	10.40	12.12	10.11	11.30	–2.77
Class R6 (7/2/12)
Net asset value	10.42	12.22	10.22	11.42	–2.68
Class Y (10/1/98)
Net asset value	10.39	12.07	10.11	11.30	–2.77

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Large Cap Value Fund 9

Comparative annualized index returns For periods ended 10/31/22

	Life of fund	10 years	5 years	3 years	1 year
Russell 1000 Value Index	—*	10.30%	7.21%	7.31%	–7.00%
Lipper Large Cap Value
Funds category median†	11.67%	10.49	8.13	8.48	–5.36

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/22, there were 360, 333, 313, 262, and 9 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $28,690 and $28,692, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $29,729, $31,385, $31,688, and $31,253, respectively.

10 Large Cap Value Fund

Fund price and distribution information For the 12-month period ended 10/31/22

Distributions	Class A		Class B	Class C	Class R	Class R5	Class R6	Class Y
Number	4		4	4	4	4	4	4
Income	$0.335		$0.086	$0.108	$0.258	$0.403	$0.441	$0.412
Capital gains
Long-term gains	1.798		1.798	1.798	1.798	1.798	1.798	1.798
Short-term gains	0.047		0.047	0.047	0.047	0.047	0.047	0.047
Total	$2.180		$1.931	$1.953	$2.103	$2.248	$2.286	$2.257
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/21	$32.65	$34.64	$32.21	$32.19	$32.36	$32.68	$32.68	$32.67
10/31/22	29.54	31.34	29.14	29.09	29.26	29.57	29.56	29.55
	Before	After	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value
Current dividend rate[1]	1.21%	1.14%	0.40%	0.48%	0.93%	1.45%	1.54%	1.45%
Current 30-day
SEC yield[2]	N/A	1.10	0.47	0.47	0.94	1.40	1.49	1.40

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Large Cap Value Fund 11

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (6/15/77)
Before sales charge	10.02%	10.72%	8.01%	8.11%	–7.19%
After sales charge	9.88	10.07	6.74	6.00	–12.53
Class B (9/13/93)
Before CDSC	9.82	10.06	7.21	7.29	–7.89
After CDSC	9.82	10.06	6.90	6.42	–12.22
Class C (2/1/99)
Before CDSC	9.87	10.06	7.20	7.30	–7.90
After CDSC	9.87	10.06	7.20	7.30	–8.76
Class R (1/21/03)
Net asset value	9.75	10.45	7.75	7.84	–7.43
Class R5 (7/2/12)
Net asset value	10.18	11.05	8.29	8.38	–6.98
Class R6 (7/2/12)
Net asset value	10.20	11.16	8.40	8.50	–6.90
Class Y (10/1/98)
Net asset value	10.17	11.01	8.29	8.38	–6.99

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/21*	0.88%	1.63%	1.63%	1.13%	0.64%	0.54%	0.63%
Annualized expense ratio for the
six-month period ended 10/31/22†	0.89%	1.64%	1.64%	1.14%	0.65%	0.55%	0.64%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Annualized.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

12 Large Cap Value Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/22 to 10/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.49	$8.25	$8.25	$5.74	$3.28	$2.77	$3.23
Ending value (after expenses)	$999.60	$995.80	$995.80	$998.30	$1,001.00	$1,001.40	$1,000.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/22, use the following calculation method. To find the value of your investment on 5/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.53	$8.34	$8.34	$5.80	$3.31	$2.80	$3.26
Ending value (after expenses)	$1,020.72	$1,016.94	$1,016.94	$1,019.46	$1,021.93	$1,022.43	$1,021.98

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Large Cap Value Fund 13

Consider these risks before investing

Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those companies, industries, or sectors. International investing involves currency, economic, and political risks.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

14 Large Cap Value Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000® Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices.

Large Cap Value Fund 15

Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2022, Putnam employees had approximately $449,000,000 and the Trustees had approximately $60,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Large Cap Value Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Large Cap Value Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management contract, effective July 1, 2022. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example,

18 Large Cap Value Fund

with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management contract would lower the sub-management fees paid by Putnam Management to PIL.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management contract.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In

Large Cap Value Fund 19

this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies

20 Large Cap Value Fund

based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the under-performance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	1st
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2021, there were 382, 351 and 333 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Large Cap Value Fund 21

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Large Cap Value Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Large Cap Value Fund 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Large Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Large Cap Value Fund (the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022 and the statements of changes for the year ended October 31, 2022, the eleven months ended October 31, 2021 and the year ended November 30, 2020, including the related notes, and the financial highlights for the year ended October 31, 2022, the eleven months ended October 31, 2021 and the year ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended October 31, 2022, the eleven months ended October 31, 2021 and the year ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 10, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Large Cap Value Fund

The fund’s portfolio 10/31/22

COMMON STOCKS (93.3%)*	Shares	Value
Aerospace and defense (4.2%)
Northrop Grumman Corp.	761,422	$418,028,292
Raytheon Technologies Corp.	3,403,021	322,674,451
		740,702,743
Airlines (1.2%)
Southwest Airlines Co. †	5,443,691	197,878,168
		197,878,168
Automobiles (1.3%)
General Motors Co.	6,079,459	238,618,766
		238,618,766
Banks (7.5%)
Bank of America Corp.	14,530,615	523,683,365
Citigroup, Inc.	6,945,440	318,517,878
JPMorgan Chase & Co.	1,419,944	178,742,551
KeyCorp S	2,083,804	37,237,577
PNC Financial Services Group, Inc. (The)	1,760,312	284,871,291
		1,343,052,662
Beverages (2.3%)
Coca-Cola Co. (The)	3,061,945	183,257,408
Keurig Dr Pepper, Inc.	5,611,080	217,934,347
		401,191,755
Biotechnology (3.5%)
AbbVie, Inc.	1,330,293	194,754,895
Regeneron Pharmaceuticals, Inc. †	572,039	428,314,201
		623,069,096
Building products (1.2%)
Johnson Controls International PLC	3,591,539	207,734,616
		207,734,616
Capital markets (4.7%)
Charles Schwab Corp. (The)	4,088,148	325,702,751
Goldman Sachs Group, Inc. (The)	1,200,273	413,506,051
State Street Corp.	1,422,950	105,298,300
		844,507,102
Chemicals (3.4%)
Corteva, Inc.	4,604,852	300,881,030
Eastman Chemical Co.	1,682,832	129,258,326
PPG Industries, Inc.	1,616,733	184,598,574
		614,737,930
Construction materials (0.8%)
CRH PLC (Ireland)	4,149,955	149,611,478
		149,611,478
Consumer finance (0.9%)
Capital One Financial Corp.	1,593,791	168,973,722
		168,973,722
Containers and packaging (0.7%)
Ball Corp.	2,378,450	117,471,646
		117,471,646
Diversified financial services (0.7%)
Apollo Global Management, Inc.	2,394,960	132,584,986
		132,584,986

Large Cap Value Fund 25

COMMON STOCKS (93.3%)* cont.	Shares	Value
Electric utilities (4.8%)
American Electric Power Co., Inc.	2,239,365	$196,884,971
Constellation Energy Corp.	1,718,012	162,420,854
Exelon Corp.	5,277,669	203,665,247
NRG Energy, Inc.	6,569,052	291,665,909
		854,636,981
Electronic equipment, instruments, and components (0.4%)
Vontier Corp.	3,945,641	75,361,743
		75,361,743
Equity real estate investment trusts (REITs) (2.4%)
American Tower Corp.	592,356	122,730,240
Boston Properties, Inc.	626,535	45,549,095
Gaming and Leisure Properties, Inc.	4,568,973	228,996,927
Vornado Realty Trust	1,185,503	27,966,016
		425,242,278
Food and staples retailing (3.9%)
BJ’s Wholesale Club Holdings, Inc. †	2,598,509	201,124,597
Walmart, Inc.	3,436,680	489,142,664
		690,267,261
Health-care equipment and supplies (1.3%)
Abbott Laboratories	2,388,814	236,349,257
		236,349,257
Health-care providers and services (5.6%)
Cigna Corp.	986,141	318,582,711
Elevance Health, Inc.	538,377	294,368,392
McKesson Corp.	1,011,199	393,730,555
		1,006,681,658
Hotels, restaurants, and leisure (1.1%)
Hilton Worldwide Holdings, Inc.	1,394,589	188,632,108
		188,632,108
Household durables (1.2%)
PulteGroup, Inc.	5,183,872	207,303,041
		207,303,041
Household products (1.3%)
Procter & Gamble Co. (The)	1,673,770	225,406,606
		225,406,606
Industrial conglomerates (1.4%)
Honeywell International, Inc.	1,190,091	242,802,366
		242,802,366
Insurance (3.5%)
American International Group, Inc.	3,516,134	200,419,638
Assured Guaranty, Ltd. Ω	3,708,626	219,513,573
AXA SA (France)	8,137,653	201,050,831
		620,984,042
Interactive media and services (1.5%)
Meta Platforms, Inc. Class A †	2,792,447	260,144,363
		260,144,363
IT Services (0.3%)
Fidelity National Information Services, Inc.	637,729	52,925,130
		52,925,130

26 Large Cap Value Fund

COMMON STOCKS (93.3%)* cont.	Shares	Value
Life sciences tools and services (2.3%)
Danaher Corp.	567,923	$142,929,181
Thermo Fisher Scientific, Inc.	518,002	266,237,488
		409,166,669
Machinery (1.1%)
Ingersoll Rand, Inc.	3,942,624	199,102,512
		199,102,512
Media (1.8%)
Charter Communications, Inc. Class A †	529,843	194,780,884
Comcast Corp. Class A	4,232,333	134,334,249
		329,115,133
Metals and mining (1.4%)
Freeport-McMoRan, Inc. (Indonesia)	8,076,440	255,942,384
		255,942,384
Multi-utilities (0.6%)
Ameren Corp.	1,303,467	106,258,630
		106,258,630
Multiline retail (1.0%)
Target Corp.	1,131,485	185,846,411
		185,846,411
Oil, gas, and consumable fuels (8.6%)
ConocoPhillips	3,142,421	396,227,864
EOG Resources, Inc.	698,590	95,371,507
Exxon Mobil Corp.	4,698,310	520,619,731
Shell PLC (Euronext Amsterdam Exchange) (United Kingdom)	10,168,338	281,066,533
Valero Energy Corp.	1,966,226	246,859,674
		1,540,145,309
Pharmaceuticals (4.3%)
AstraZeneca PLC ADR (United Kingdom)	4,607,933	270,992,540
Merck & Co., Inc.	3,538,827	358,129,292
Sanofi (France)	1,581,715	136,508,090
		765,629,922
Road and rail (1.2%)
Union Pacific Corp.	1,069,284	210,798,648
		210,798,648
Semiconductors and semiconductor equipment (2.3%)
NXP Semiconductors NV	594,208	86,801,905
Qualcomm, Inc.	1,815,502	213,611,965
Texas Instruments, Inc.	674,945	108,416,415
		408,830,285
Software (4.1%)
Microsoft Corp.	2,385,714	553,795,791
Oracle Corp.	2,361,661	184,374,874
		738,170,665
Specialty retail (1.5%)
O’Reilly Automotive, Inc. †	327,246	273,960,534
		273,960,534
Trading companies and distributors (1.1%)
United Rentals, Inc. †	593,785	187,463,862
		187,463,862

Large Cap Value Fund 27

COMMON STOCKS (93.3%)* cont.	Shares	Value
Wireless telecommunication services (0.9%)
T-Mobile US, Inc. †	1,041,164	$157,798,814
		157,798,814
Total common stocks (cost $11,514,895,678)		$16,635,101,282

CONVERTIBLE PREFERRED STOCKS (1.4%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd. S	73,799	$96,410,937
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	117,845	146,363,490
Total convertible preferred stocks (cost $197,062,569)		$242,774,427

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes
1.75%, 11/15/29 [i]	$232,000	$201,109
1.625%, 8/15/29 [i]	614,000	525,424
Total U.S. treasury obligations (cost $726,533)		$726,533

SHORT-TERM INVESTMENTS (5.3%)*		Principal amount/ shares	Value
Atlantic Asset Securitization, LLC asset backed commercial paper 3.882%, 12/16/22		$35,825,000	$35,646,976
Atlantic Asset Securitization, LLC asset backed commercial paper 3.108%, 11/4/22		23,000,000	22,991,625
Barclays Bank PLC CCP asset backed commercial paper 3.560%, 11/23/22 (United Kingdom)		50,000,000	49,882,750
Bedford Row Funding Corp. asset backed commercial paper 3.159%, 11/4/22		40,000,000	39,985,480
CAFCO, LLC asset backed commercial paper 3.062%, 11/7/22		23,000,000	22,984,347
Interest in $426,800,000 joint tri-party repurchase agreement dated 10/31/2022 with Citigroup Global Markets, Inc. due 11/1/2022 — maturity value of $87,080,377 for an effective yield of 3.050% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.000% to 6.500% and due dates ranging from 8/20/2052 to 12/20/2071, valued at $435,338,597)		87,073,000	87,073,000
Interest in $508,400,000 joint tri-party repurchase agreement dated 10/31/2022 with Royal Bank of Canada due 11/1/2022 — maturity value of $155,985,171 for an effective yield of 3.040% (collateralized by U.S. Treasuries (including strips) with coupon rates ranging from 0.125% to 4.375% and due dates ranging from 4/15/2023 to 10/31/2029, valued at $518,611,863)		155,972,000	155,972,000
Manhattan Asset Funding Co., LLC asset backed commercial paper 3.265%, 11/18/22 (Japan)		34,556,000	34,493,298
Manhattan Asset Funding Co., LLC asset backed commercial paper 3.170%, 11/4/22 (Japan)		37,000,000	36,986,528
MetLife Short Term Funding, LLC asset backed commercial paper 3.267%, 11/21/22		25,000,000	24,947,004
Putnam Cash Collateral Pool, LLC 3.34% [d]	Shares	67,018,980	67,018,980
Putnam Short Term Investment Fund Class P 3.21% L	Shares	173,670,594	173,670,594
Skandinaviska Enskilda Banken AB commercial paper 3.356%, 11/7/22 (Sweden)		$37,500,000	37,475,004
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% P	Shares	4,345,000	4,345,000

28 Large Cap Value Fund

SHORT-TERM INVESTMENTS (5.3%)* cont.	Principal amount	Value
TotalEnergies Capital Canada, Ltd. commercial paper 3.771%, 11/28/22 (Canada)	$18,750,000	$18,695,210
TotalEnergies Capital Canada, Ltd. commercial paper 3.580%, 11/22/22 (Canada)	15,000,000	14,965,918
TotalEnergies Capital Canada, Ltd. commercial paper 3.084%, 11/3/22 (Canada)	37,300,000	37,290,004
U.S. Treasury Bills 2.900%, 11/15/22 # ∆	6,800,000	6,792,067
U.S. Treasury Bills 2.859%, 11/25/22 #	2,300,000	2,294,982
U.S. Treasury Bills 2.836%, 11/17/22 #	1,700,000	1,697,851
U.S. Treasury Bills 3.528%, 12/6/22 # ∆	1,000,000	996,579
Victory Receivables Corp. asset backed commercial paper 3.336%, 11/22/22 (Japan)	19,000,000	18,957,294
Victory Receivables Corp. asset backed commercial paper 3.115%, 11/18/22 (Japan)	50,000,000	49,909,275
Total short-term investments (cost $945,154,461)		$945,071,766

TOTAL INVESTMENTS
Total investments (cost $12,657,839,241)	$17,823,674,008

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2021 through October 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $17,823,515,712.
†	This security is non-income-producing.
Ω	Affiliated company (Note 5).
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $11,450,573 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $301,081 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Large Cap Value Fund 29

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/22 (aggregate face value $999,002,880)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	British Pound	Sell	12/21/22	$165,370,714	$166,845,608	$1,474,894
Goldman Sachs International
	British Pound	Sell	12/21/22	180,740,887	182,325,329	1,584,442
	Euro	Sell	12/21/22	42,401,804	43,227,838	826,034
HSBC Bank USA, National Association
	British Pound	Sell	12/21/22	6,011,688	6,065,064	53,376
	Euro	Sell	12/21/22	54,395,305	55,480,311	1,085,006
Morgan Stanley & Co. International PLC
	British Pound	Sell	12/21/22	21,699,379	21,893,419	194,040
	Euro	Sell	12/21/22	175,753,852	179,204,298	3,450,446
NatWest Markets PLC
	British Pound	Sell	12/21/22	27,942,427	28,193,948	251,521
State Street Bank and Trust Co.
	British Pound	Sell	12/21/22	56,314,376	56,819,323	504,947
	Euro	Sell	12/21/22	71,371,387	72,788,393	1,417,006
UBS AG
	Euro	Sell	12/21/22	118,620,524	120,809,448	2,188,924
WestPac Banking Corp.
	British Pound	Sell	12/21/22	64,835,989	65,349,901	513,912
Unrealized appreciation						13,544,548
Unrealized (depreciation)						—
Total						$13,544,548
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/22
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	989	$191,469,411	$192,014,350	Dec-22	$5,623,320
Unrealized appreciation					5,623,320
Unrealized (depreciation)					—
Total					$5,623,320

30 Large Cap Value Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$747,058,310	$—	$—
Consumer discretionary	1,094,360,860	—	—
Consumer staples	1,316,865,622	—	—
Energy	1,540,145,309	—	—
Financials	3,110,102,514	—	—
Health care	3,040,896,602	—	—
Industrials	1,986,482,915	—	—
Information technology	1,275,287,823	—	—
Materials	1,137,763,438	—	—
Real Estate	425,242,278	—	—
Utilities	960,895,611	—	—
Total common stocks	16,635,101,282	—	—
Convertible preferred stocks	—	242,774,427	—
U.S. treasury obligations	—	726,533	—
Short-term investments	4,345,000	940,726,766	—
Totals by level	$16,639,446,282	$1,184,227,726	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$13,544,548	$—
Futures contracts	5,623,320	—	—
Totals by level	$5,623,320	$13,544,548	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Large Cap Value Fund 31

Statement of assets and liabilities 10/31/22

ASSETS
Investment in securities, at value, including $65,392,885 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $12,315,286,651)	$17,363,470,861
Affiliated issuers (identified cost $342,552,590) (Note 5)	460,203,147
Cash	49,265
Dividends, interest and other receivables	13,951,157
Foreign tax reclaim	1,178,540
Receivable for shares of the fund sold	43,300,435
Receivable for investments sold	40,823,500
Unrealized appreciation on forward currency contracts (Note 1)	13,544,548
Prepaid assets	140,085
Total assets	17,936,661,538

LIABILITIES
Payable for investments purchased	9,219,577
Payable for shares of the fund repurchased	13,816,849
Payable for compensation of Manager (Note 2)	6,814,871
Payable for custodian fees (Note 2)	78,590
Payable for investor servicing fees (Note 2)	3,764,722
Payable for Trustee compensation and expenses (Note 2)	2,467,330
Payable for administrative services (Note 2)	32,927
Payable for distribution fees (Note 2)	2,162,095
Payable for variation margin on futures contracts (Note 1)	1,502,446
Collateral on securities loaned, at value (Note 1)	67,018,980
Collateral on certain derivative contracts, at value (Notes 1 and 8)	5,071,533
Other accrued expenses	1,195,906
Total liabilities	113,145,826

Net assets	$17,823,515,712

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$11,642,180,200
Total distributable earnings (Note 1)	6,181,335,512
Total — Representing net assets applicable to capital shares outstanding	$17,823,515,712

(Continued on next page)

32 Large Cap Value Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($9,228,511,844 divided by 312,407,020 shares)	$29.54
Offering price per class A share (100/94.25 of $29.54)*	$31.34
Net asset value and offering price per class B share ($38,898,117 divided by 1,334,989 shares)**	$29.14
Net asset value and offering price per class C share ($283,212,634 divided by 9,735,353 shares)**	$29.09
Net asset value, offering price and redemption price per class R share
($68,257,238 divided by 2,332,919 shares)	$29.26
Net asset value, offering price and redemption price per class R5 share
($38,608,286 divided by 1,305,691 shares)	$29.57
Net asset value, offering price and redemption price per class R6 share
($2,461,067,660 divided by 83,253,427 shares)	$29.56
Net asset value, offering price and redemption price per class Y share
($5,704,959,933 divided by 193,062,010 shares)	$29.55

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Large Cap Value Fund 33

Statement of operations Year ended 10/31/22

INVESTMENT INCOME
Dividends (net of foreign tax of $1,689,029) (including dividend income of $3,955,080
from investments in affiliated issuers)	$361,155,780
Interest (including interest income of $1,884,492 from investments in affiliated issuers) (Note 5)	7,006,234
Securities lending (net of expenses) (Notes 1 and 5)	78,582
Total investment income	368,240,596

EXPENSES
Compensation of Manager (Note 2)	81,857,390
Investor servicing fees (Note 2)	23,039,868
Custodian fees (Note 2)	177,740
Trustee compensation and expenses (Note 2)	695,747
Distribution fees (Note 2)	27,485,885
Administrative services (Note 2)	507,706
Other	3,896,826
Total expenses	137,661,162
Expense reduction (Note 2)	(35,594)
Net expenses	137,625,568

Net investment income	230,615,028

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	816,471,847
Securities from affiliated issuers (Notes 1, 3 and 5)	7,496,753
Redemptions from in-kind (Note 3)	(743,794)
Foreign currency transactions (Note 1)	(335,334)
Forward currency contracts (Note 1)	175,750,843
Futures contracts (Note 1)	(9,833,345)
Total net realized gain	988,806,970
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(1,755,414,584)
Securities from affiliated issuers (Note 5)	6,023,355
Assets and liabilities in foreign currencies	(214,981)
Forward currency contracts	(2,853,965)
Futures contracts	5,623,320
Total change in net unrealized depreciation	(1,746,836,855)

Net loss on investments	(758,029,885)

Net decrease in net assets resulting from operations	$(527,414,857)

The accompanying notes are an integral part of these financial statements.

34 Large Cap Value Fund

Statement of changes in net assets

	Year ended	Eleven months	Year ended
INCREASE (DECREASE) IN NET ASSETS	10/31/22	ended 10/31/21*	11/30/20
Operations
Net investment income	$230,615,028	$175,392,090	$217,228,106
Net realized gain on investments
and foreign currency transactions	988,806,970	999,292,415	556,045,582
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(1,746,836,855)	2,722,101,488	(108,825,756)
Net increase (decrease) in net assets resulting
from operations	(527,414,857)	3,896,785,993	664,447,932
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(104,761,688)	(114,280,295)	(126,450,131)
Class B	(141,093)	(414,056)	(742,214)
Class C	(1,078,799)	(1,779,696)	(2,908,863)
Class R	(603,390)	(706,584)	(960,224)
Class R5	(754,386)	(898,519)	(866,934)
Class R6	(33,655,354)	(28,234,502)	(25,023,289)
Class Y	(72,064,002)	(60,548,960)	(51,097,032)
Net realized short-term gain on investments
Class A	(14,121,644)	(1,734,141)	—
Class B	(90,827)	(16,495)	—
Class C	(468,931)	(66,830)	—
Class R	(100,145)	(14,396)	—
Class R5	(110,061)	(10,006)	—
Class R6	(3,225,294)	(313,332)	—
Class Y	(7,073,604)	(688,113)	—
From net realized long-term gain on investments
Class A	(540,227,998)	(355,001,681)	(208,888,897)
Class B	(3,474,634)	(3,373,610)	(2,599,535)
Class C	(17,939,095)	(13,669,842)	(9,443,691)
Class R	(3,831,069)	(2,946,874)	(1,994,539)
Class R5	(4,210,403)	(2,040,926)	(1,645,635)
Class R6	(123,384,669)	(65,854,110)	(32,414,627)
Class Y	(270,602,970)	(140,825,742)	(72,375,886)
Increase (decrease) from capital share
transactions (Note 4)	2,111,943,963	1,040,025,921	(273,227,093)
Total increase (decrease) in net assets	382,609,050	4,143,393,204	(146,190,658)

NET ASSETS
Beginning of period	17,440,906,662	13,297,513,458	13,443,704,116
End of period	$17,823,515,712	$17,440,906,662	$13,297,513,458

*The fund changed its fiscal year end from November 30 to October 31.

The accompanying notes are an integral part of these financial statements.

Large Cap Value Fund 35

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From net						expenses	investment
	value,		and unrealized	Total from	From net	realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
October 31, 2022	$32.65	.36	(1.28)	(.92)	(.34)	(1.85)	(2.19)	—	$29.54	(2.99)	$9,228,512.89		1.21	17
October 31, 2021 †	26.76	.31	7.13	7.44	(.37)	(1.18)	(1.55)	—	32.65	29.16*	9,873,796	.81*	1.04*	15*
November 30, 2020	26.37	.41	1.03	1.44	(.40)	(.65)	(1.05)	—	26.76	5.75	8,114,686.90		1.71	21
November 30, 2019	24.48	.40	2.85	3.25	(.47)	(.89)	(1.36)	—	26.37	14.64	8,568,585.91		1.66	12
November 30, 2018	24.51	.37	.28	.65	(.27)	(.41)	(.68)	—	24.48	2.65	8,050,928.91		1.51	16
November 30, 2017	21.09	.30	3.69	3.99	(.36)	(.21)	(.57)	—[d,e]	24.51	19.28	8,466,321	.92[f]	1.30	11
Class B
October 31, 2022	$32.21	.14	(1.27)	(1.13)	(.09)	(1.85)	(1.94)	—	$29.14	(3.71)	$38,898	1.64	.45	17
October 31, 2021 †	26.41	.11	7.03	7.14	(.16)	(1.18)	(1.34)	—	32.21	28.26*	66,647	1.50*	.36*	15*
November 30, 2020	26.02	.23	1.02	1.25	(.21)	(.65)	(.86)	—	26.41	4.95	77,385	1.65	.87	21
November 30, 2019	24.17	.22	2.80	3.02	(.28)	(.89)	(1.17)	—	26.02	13.75	106,864	1.66	.92	12
November 30, 2018	24.19	.18	.29	.47	(.08)	(.41)	(.49)	—	24.17	1.93	124,574	1.66	.75	16
November 30, 2017	20.84	.13	3.63	3.76	(.20)	(.21)	(.41)	—[d,e]	24.19	18.33	158,052	1.67[f]	.57	11
Class C
October 31, 2022	$32.19	.14	(1.28)	(1.14)	(.11)	(1.85)	(1.96)	—	$29.09	(3.74)	$283,213	1.64	.46	17
October 31, 2021 †	26.39	.10	7.04	7.14	(.16)	(1.18)	(1.34)	—	32.19	28.31*	325,902	1.50*	.36*	15*
November 30, 2020	26.01	.23	1.01	1.24	(.21)	(.65)	(.86)	—	26.39	4.94	310,953	1.65	.97	21
November 30, 2019	24.17	.22	2.80	3.02	(.29)	(.89)	(1.18)	—	26.01	13.73	381,827	1.66	.91	12
November 30, 2018	24.20	.18	.28	.46	(.08)	(.41)	(.49)	—	24.17	1.91	379,587	1.66	.74	16
November 30, 2017	20.83	.13	3.65	3.78	(.20)	(.21)	(.41)	—[d,e]	24.20	18.40	440,477	1.67[f]	.58	11
Class R
October 31, 2022	$32.36	.29	(1.28)	(.99)	(.26)	(1.85)	(2.11)	—	$29.26	(3.24)	$68,257	1.14	.96	17
October 31, 2021 †	26.53	.24	7.07	7.31	(.30)	(1.18)	(1.48)	—	32.36	28.87*	69,251	1.04*	.82*	15*
November 30, 2020	26.15	.35	1.01	1.36	(.33)	(.65)	(.98)	—	26.53	5.47	68,849	1.15	1.47	21
November 30, 2019	24.29	.34	2.82	3.16	(.41)	(.89)	(1.30)	—	26.15	14.33	81,830	1.16	1.42	12
November 30, 2018	24.31	.31	.28	.59	(.20)	(.41)	(.61)	—	24.29	2.45	96,822	1.16	1.25	16
November 30, 2017	20.93	.24	3.65	3.89	(.30)	(.21)	(.51)	—[d,e]	24.31	18.90	113,504	1.17[f]	1.09	11
Class R5
October 31, 2022	$32.68	.43	(1.29)	(.86)	(.40)	(1.85)	(2.25)	—	$29.57	(2.77)	$38,608.65		1.42	17
October 31, 2021 †	26.78	.38	7.14	7.52	(.44)	(1.18)	(1.62)	—	32.68	29.48*	76,300	.58*	1.25*	15*
November 30, 2020	26.39	.47	1.03	1.50	(.46)	(.65)	(1.11)	—	26.78	6.03	46,663.65		1.95	21
November 30, 2019	24.51	.46	2.85	3.31	(.54)	(.89)	(1.43)	—	26.39	14.91	67,476.65		1.88	12
November 30, 2018	24.53	.42	.30	.72	(.33)	(.41)	(.74)	—	24.51	2.95	32,219.65		1.67	16
November 30, 2017	21.10	.37	3.68	4.05	(.41)	(.21)	(.62)	—[d,e]	24.53	19.57	67,389	.66[f]	1.67	11

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Large Cap Value Fund	Large Cap Value Fund 37

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From net						expenses	investment
	value,		and unrealized	Total from	From net	realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class R6
October 31, 2022	$32.68	.47	(1.30)	(.83)	(.44)	(1.85)	(2.29)	—	$29.56	(2.68)	$2,461,068.55		1.55	17
October 31, 2021 †	26.78	.40	7.15	7.55	(.47)	(1.18)	(1.65)	—	32.68	29.59*	2,161,747	.49*	1.35*	15*
November 30, 2020	26.39	.50	1.02	1.52	(.48)	(.65)	(1.13)	—	26.78	6.14	1,452,740.55		2.07	21
November 30, 2019	24.51	.49	2.84	3.33	(.56)	(.89)	(1.45)	—	26.39	15.00	1,287,321.55		2.02	12
November 30, 2018	24.53	.47	.27	.74	(.35)	(.41)	(.76)	—	24.51	3.06	1,117,896.55		1.87	16
November 30, 2017	21.11	.38	3.69	4.07	(.44)	(.21)	(.65)	—[d,e]	24.53	19.68	965,235	.56[f]	1.68	11
Class Y
October 31, 2022	$32.67	.44	(1.30)	(.86)	(.41)	(1.85)	(2.26)	—	$29.55	(2.77)	$5,704,960.64		1.46	17
October 31, 2021 †	26.77	.38	7.14	7.52	(.44)	(1.18)	(1.62)	—	32.67	29.49*	4,867,264	.58*	1.26*	15*
November 30, 2020	26.39	.47	1.02	1.49	(.46)	(.65)	(1.11)	—	26.77	5.98	3,226,237.65		1.96	21
November 30, 2019	24.50	.46	2.85	3.31	(.53)	(.89)	(1.42)	—	26.39	14.93	2,949,801.66		1.91	12
November 30, 2018	24.52	.44	.28	.72	(.33)	(.41)	(.74)	—	24.50	2.95	2,412,784.66		1.77	16
November 30, 2017	21.10	.36	3.68	4.04	(.41)	(.21)	(.62)	—[d,e]	24.52	19.54	2,035,965	.67[f]	1.58	11

* Not annualized.

† For the eleven months ended October 31, 2021. The fund changed its fiscal year end from November 30 to October 31.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and JPMorgan Chase which amounted to less than $0.01 per share outstanding on September 29, 2017.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

f Includes one time merger costs of 0.01%.

The accompanying notes are an integral part of these financial statements.

38 Large Cap Value Fund	Large Cap Value Fund 39

Notes to financial statements 10/31/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2021 through October 31, 2022.

Putnam Large Cap Value Fund (prior to March 30, 2021, the fund was known as Putnam Equity Income Fund) (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in large-cap companies, which for purposes of this policy, are of a size similar to those in the Russell 1000 Value Index. This policy may be changed only after 60 days’ notice to shareholders. As of January 31, 2022, the index was composed of companies having market capitalizations of between approximately $720.6 million to $1.8 trillion. The fund may also invest in midsize companies. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

40 Large Cap Value Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount

Large Cap Value Fund 41

rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $247,919,887 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

42 Large Cap Value Fund

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $67,018,980 and the value of securities loaned amounted to $65,392,885.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Large Cap Value Fund 43

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from nontaxable dividends, from unrealized gains and losses on certain futures contracts and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $127,940,060 to increase undistributed net investment income, $724,790 to decrease paid-in capital and $127,215,270 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$5,812,958,528
Unrealized depreciation	(646,587,358)
Net unrealized appreciation	5,166,371,170
Undistributed ordinary income	142,642,410
Undistributed long-term gains	846,015,251
Undistributed short-term gains	26,281,810
Cost for federal income tax purposes	$12,676,230,854

44 Large Cap Value Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,
0.580%	of the next $5 billion,	0.410%	of the next $50 billion,
0.530%	of the next $10 billion,	0.400%	of the next $100 billion and
0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.466% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% (prior to July 1, 2022, the annual rate was 0.35%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$13,574,260	Class R5	85,800
Class B	72,298	Class R6	1,153,809
Class C	428,815	Class Y	7,622,821
Class R	102,065	Total	$23,039,868

Large Cap Value Fund 45

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $35,594 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $14,273, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$23,638,714
Class B	1.00%	1.00%	503,951
Class C	1.00%	1.00%	2,987,392
Class R	1.00%	0.50%	355,828
Total			$27,485,885

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $501,865 from the sale of class A shares and received $1,244 and $1,506 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $592 on class A redemptions.

46 Large Cap Value Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$3,514,214,596	$2,882,563,831
U.S. government securities (Long-term)	—	—
Total	$3,514,214,596	$2,882,563,831

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

For the reporting period the fund had redemptions in-kind to another Putnam fund, which resulted in redemptions out of the fund totaling $8,097,514.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/22		ELEVEN MONTHS ENDED 10/31/21		YEAR ENDED 11/30/20
Class A	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	22,304,436	$676,316,970	14,559,260	$430,134,612	18,050,189	$430,672,025
Shares issued in
connection with
reinvestment of
distributions	20,286,499	617,046,406	16,386,830	438,980,932	12,497,648	313,510,879
	42,590,935	1,293,363,376	30,946,090	869,115,544	30,547,837	744,182,904
Shares
repurchased	(32,552,072)	(977,057,603)	(31,801,553)	(940,751,802)	(52,233,371)	(1,253,293,270)
Net increase
(decrease)	10,038,863	$316,305,773	(855,463)	$(71,636,258)	(21,685,534)	$(509,110,366)

	YEAR ENDED 10/31/22		ELEVEN MONTHS ENDED 10/31/21		YEAR ENDED 11/30/20
Class B	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	25,235	$746,015	36,511	$1,043,072	44,993	$1,072,871
Shares issued in
connection with
reinvestment of
distributions	115,407	3,473,081	135,618	3,529,348	123,045	3,117,955
	140,642	4,219,096	172,129	4,572,420	168,038	4,190,826
Shares
repurchased	(874,649)	(26,173,075)	(1,033,443)	(30,242,248)	(1,344,458)	(31,925,951)
Net decrease	(734,007)	$(21,953,979)	(861,314)	$(25,669,828)	(1,176,420)	$(27,735,125)

Large Cap Value Fund 47

	YEAR ENDED 10/31/22		ELEVEN MONTHS ENDED 10/31/21		YEAR ENDED 11/30/20
Class C	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,093,168	$61,916,631	1,935,259	$56,943,610	1,723,864	$41,386,801
Shares issued in
connection with
reinvestment of
distributions	617,054	18,543,857	574,286	14,949,074	446,461	11,280,305
	2,710,222	80,460,488	2,509,545	71,892,684	2,170,325	52,667,106
Shares
repurchased	(3,099,840)	(91,692,949)	(4,166,008)	(120,233,785)	(5,066,828)	(118,556,062)
Net decrease	(389,618)	$(11,232,461)	(1,656,463)	$(48,341,101)	(2,896,503)	$(65,888,956)

	YEAR ENDED 10/31/22		ELEVEN MONTHS ENDED 10/31/21		YEAR ENDED 11/30/20
Class R	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,023,222	$30,306,021	286,505	$8,474,714	421,879	$9,940,439
Shares issued in
connection with
reinvestment of
distributions	149,941	4,521,382	138,222	3,647,940	113,725	2,847,580
	1,173,163	34,827,403	424,727	12,122,654	535,604	12,788,019
Shares
repurchased	(980,149)	(29,103,475)	(879,857)	(25,415,810)	(1,069,912)	(25,165,835)
Net increase
(decrease)	193,014	$5,723,928	(455,130)	$(13,293,156)	(534,308)	$(12,377,816)

	YEAR ENDED 10/31/22		ELEVEN MONTHS ENDED 10/31/21		YEAR ENDED 11/30/20
Class R5	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	410,707	$12,538,171	1,203,804	$35,817,477	355,512	$8,361,339
Shares issued in
connection with
reinvestment of
distributions	166,756	5,074,836	109,030	2,949,447	99,106	2,512,569
	577,463	17,613,007	1,312,834	38,766,924	454,618	10,873,908
Shares
repurchased	(1,606,699)	(48,110,803)	(720,366)	(21,097,118)	(1,268,668)	(32,547,026)
Net increase
(decrease)	(1,029,236)	$(30,497,796)	592,468	$17,669,806	(814,050)	$(21,673,118)

	YEAR ENDED 10/31/22		ELEVEN MONTHS ENDED 10/31/21		YEAR ENDED 11/30/20
Class R6	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	34,976,779	$1,053,366,716	22,773,846	$681,192,497	20,606,318	$495,662,992
Shares issued in
connection with
reinvestment of
distributions	5,088,369	154,645,605	3,419,512	92,344,819	2,263,092	56,276,450
	40,065,148	1,208,012,321	26,193,358	773,537,316	22,869,410	551,939,442
Shares
repurchased	(22,964,031)	(693,605,107)	(14,287,619)	(425,009,741)	(7,394,571)	(418,659,931)
Net increase	17,101,117	$514,407,214	11,905,739	$348,527,575	5,474,839	$133,279,511

48 Large Cap Value Fund

	YEAR ENDED 10/31/22		ELEVEN MONTHS ENDED 10/31/21		YEAR ENDED 11/30/20
Class Y	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	83,044,102	$2,493,914,966	56,463,465	$1,681,024,375	46,759,559	$1,115,167,876
Shares issued in
connection with
reinvestment of
distributions	10,667,046	324,107,764	6,793,762	183,602,084	4,464,370	111,358,631
	93,711,148	2,818,022,730	63,257,227	1,864,626,459	51,223,929	1,226,526,507
Shares
repurchased	(49,353,175)	(1,470,239,106)	(34,765,608)	(1,031,857,576)	(41,693,816)	(976,952,338)
Redemption
in kind	(296,594)	(8,592,340)	—	—	(816,909)	(19,295,392)
Net increase	44,061,379	$1,339,191,284	28,491,619	$832,768,883	8,713,204	$230,278,777

Large Cap Value Fund 49

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

Note 5: Affiliated transactions cont.

							Change in
							unrealized	Shares
	Fair value as			Investment	Capital gain	Realized	appreciation	outstanding as	Fair value as
Name of affiliate	of 10/31/21	Purchase cost	Sale proceeds	income	distributions	gain (loss)	(depreciation)	of 10/31/22	of 10/31/22
Short-term investments
Putnam Cash Collateral Pool, LLC*	$96,760,375	$721,825,442	$751,566,837	$221,158	$—	$—	$—	67,018,980	$67,018,980
Putnam Short Term Investment Fund**	235,153,634	1,034,109,008	1,095,592,048	1,884,492	—	—	—	173,670,594	173,670,594
Total Short-term investments	331,914,009	1,755,934,450	1,847,158,885	2,105,650	—	—	—		240,689,574
Common stocks†
Financials
Assured Guaranty, Ltd.	230,557,734	5,844,107	30,408,376	3,955,080	—	7,496,753‡	6,023,355	3,708,626	219,513,573
Total Common stocks	230,557,734	5,844,107	30,408,376	3,955,080	—	7,496,753	6,023,355		219,513,573
Totals	$562,471,743	$1,761,778,557	$1,877,567,261	$6,060,730	$—	$7,496,753	$6,023,355		$460,203,147

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

† Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

‡ Includes a Realized gain of $30,026, related to the Redemptions-in-kind noted on the Statement of operations and Note 3.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

50 Large Cap Value Fund	Large Cap Value Fund 51

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	200
Forward currency contracts (contract amount)	$1,060,600,000
Warrants (number of warrants)	34,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$13,544,548	Payables	$—
Receivables, Net
assets — Unrealized
Equity contracts	appreciation	5,623,320*	Payables	—
Total		$19,167,868		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Total
Foreign exchange
contracts	$—	$—	$175,750,843	$175,750,843
Equity contracts	2,199,854	(9,833,345)	—	$(7,633,491)
Total	$2,199,854	$(9,833,345)	$175,750,843	$168,117,352

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Total
Foreign exchange
contracts	$—	$—	$(2,853,965)	$(2,853,965)
Equity contracts	(633,476)	5,623,320	—	$4,989,844
Total	$(633,476)	$5,623,320	$(2,853,965)	$2,135,879

52 Large Cap Value Fund

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Large Cap Value Fund 53

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	BofA Securities, Inc.	Citigroup Global Markets, Inc.	Goldman Sachs International	HSBC Bank USA, National Association	Morgan Stanley & Co. International PLC	NatWest Markets PLC	Royal Bank of Canada	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Forward currency contracts#	1,474,894	—	—	2,410,476	1,138,382	3,644,486	251,521	—	1,921,953	2,188,924	513,912	13,544,548
Repurchase agreements **	—	—	87,073,000	—	—	—	—	155,972,000	—	—	—	243,045,000
Total Assets	$1,474,894	$—	$87,073,000	$2,410,476	$1,138,382	$3,644,486	$251,521	$155,972,000	$1,921,953	$2,188,924	$513,912	$256,589,548
Liabilities:
Futures contracts§	—	1,502,446	—	—	—	—	—	—	—	—	—	1,502,446
Forward currency contracts#	—	—	—	—	—	—	—	—	—	—	—	—
Total Liabilities	$—	$1,502,446	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,502,446
Total Financial and Derivative
Net Assets	$1,474,894	$(1,502,446)	$87,073,000	$2,410,476	$1,138,382	$3,644,486	$251,521	$155,972,000	$1,921,953	$2,188,924	$513,912	$255,087,102
Total collateral
received (pledged)†##	$(301,081)	$—	$87,073,000	$240,000	$640,000	$2,215,000	$—	$155,972,000	$726,533	$1,250,000	$—
Net amount	$1,775,975	$(1,502,446)	$—	$2,170,476	$498,382	$1,429,486	$251,521	$—	$1,195,420	$938,924	$513,912
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$240,000	$640,000	$2,215,000	$—	$—	$726,533	$1,250,000	$—	$5,071,533
Uncontrolled collateral received	$—	$—	$88,814,990	$—	$—	$—	$—	$159,104,897	$—	$—	$—	$247,919,887
Collateral (pledged) (including
TBA commitments)**	$(301,081)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(301,081)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $11,450,573.

54 Large Cap Value Fund	Large Cap Value Fund 55

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $935,692,259 as a capital gain dividend with respect to the taxable year ended October 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 75.72% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 86.75%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,101,238 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

56 Large Cap Value Fund

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected as follows::

	Votes for	Votes withheld
Liaquat Ahamed	337,768,820	7,626,475
Barbara M. Baumann	338,020,995	7,374,300
Katinka Domotorffy	338,377,722	7,017,573
Catharine Bond Hill	338,626,961	6,768,334
Kenneth R. Leibler	333,573,555	11,821,740
Jennifer Williams Murphy	338,836,123	6,559,172
Marie Pillai	338,304,777	7,090,518
George Putnam, III	333,467,631	11,927,665
Robert L. Reynolds	338,660,227	6,735,068
Manoj P. Singh	337,929,201	7,466,094
Mona K. Sutphen	338,368,944	7,026,351

All tabulations are rounded to the nearest whole number.

Large Cap Value Fund 57

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

58 Large Cap Value Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2022, there were 102 funds in the Putnam fund complex, including 96 Putnam Funds and six funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Large Cap Value Fund 59

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

60 Large Cap Value Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
Independent Registered	Governance, Assistant Clerk,	Principal Accounting Officer,
Public Accounting Firm	and Assistant Treasurer	and Assistant Treasurer
PricewaterhouseCoopers LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Large Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

AN020 331656 12/22

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2022	$187,649	$ —	$8,622	$ —
October 31, 2021*	$126,078	$ —	$5,837	$ —

*	The funds year end changed from November 30th to October 31st. For the period December 1, 2020 through October 31, 2021.

For the fiscal years ended October 31, 2022 and October 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $306,905 and $270,736 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2022	$ —	$298,283	$ —	$ —
October 31, 2021*	$ —	$264,899	$ —	$ —

*	The funds year end changed from November 30th to October 31st. For the period December 1, 2020 through October 31, 2021.

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Large Cap Value Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 29, 2022